Exhibit 10.3

REGISTRATION RIGHTS AGREEMENT

THIS REGISTRATION RIGHTS AGREEMENT (this “Agreement”), dated as of August 6, 2021, is by and between DRAGON VICTORY INTERNATIONAL LIMITED, an exempted company with limited liability, organized and existing under the laws of the Cayman Islands (the “Company”), LSQ Investment Fund SPC-Disruptive Opportunity Fund II SP, a Cayman Islands Segregated Portfolio Company (“LSQ”), (ii) Natural Selection Capital Holdings Limited, a Cayman company (the “Consulting Company”), (iii) Mr. Ni Ming (“Mr. Ni”, together with the Consulting Company, the “Consultants” and each a “Consultant”), and certain other parties signatories hereto. Each party hereto, collectively, the “Parties” and each a “Party”.

WHEREAS:

A. In connection with (i) the Securities Purchase Agreement by and among the Company and the Purchasers, dated the date hereof (the “Securities Purchase Agreement”), pursuant to which the Company has agreed, upon the terms and subject to the conditions thereof, to issue and sell to the Purchasers certain Ordinary Shares of the Company, par value US$0.0001 per share (the “Ordinary Shares”), and (ii) the Consulting and Warrant Issuance Agreement by and among the Company and the Consultants (the “Consulting Agreement”), pursuant to which the Company has agreed, upon the terms and subject to the conditions thereof and the applicable warrants issued thereunder, to issue and sell to the Consultants certain warrants to purchase the Ordinary Shares. Each of the Purchasers and the Consultants (including each of their respective successors and assigns, if any) is hereafter referred to as a “Holder” and collective, the “Holders”. Capitalized terms not defined herein shall have the meanings ascribed to them in the Securities Purchase Agreement or the Consulting Agreement, as applicable.

B. To induce the Holders to execute and deliver the Securities Purchase Agreement and the Consulting Agreement, as applicable, the Company has agreed to provide certain registration rights under the Securities Act of 1933, as amended, and the rules and regulations thereunder, or any similar successor statute (collectively, the “Securities Act”), and applicable state securities laws and other rights as provided for herein.

NOW, THEREFORE, in consideration of the premises and the mutual covenants contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Company and the Holders hereby agree as follows:

1. DEFINITIONS.

As used in this Agreement, the following terms shall have the following meanings:

“1st Closing Registration Statement” means a Registration Statement (including the Existing F-3, as applicable) covering the resale of the 1st Closing Subscribed Shares required to be filed hereunder.

“1st Closing Shares Lock-Up Period” means the period commencing on the date of the 1st Subscription Closing and ending on the 180th calendar day following the date of the 1st Subscription Closing.

“2nd Closing Registration Statement” means a Registration Statement (including the Existing F-3, as applicable) covering the resale of (i) the 2nd Closing Subscribed Shares and (ii) the Ordinary Shares issuable upon exercise of the Ni Warrants required to be filed hereunder.

“Consulting Company Registration Statement” means a Registration Statement (including the Existing F-3, as applicable) covering the resale of the Ordinary Shares issued or issuable upon exercise of the Consulting Company Warrant required to be filed hereunder.

“Effectiveness Deadline” means, with respect to a Registration Statement filed hereunder, that date in which the Company is notified by the U.S. Securities and Exchange Commission (“SEC”) that one of the Registration Statements, as defined below, will not be reviewed or is no longer subject to further review and comments; provided, that the Effectiveness Deadline for (i) the 1st Closing Registration Statement shall be no later than the 30th calendar day following the expiration of the 1st Closing Shares Lock-Up Period, (ii) the 2nd Closing Registration Statement shall be no later than the calendar day that is no later than five (5) months from the date hereof , and (iii) the Consulting Company Registration Statement shall be no later than the 30th calendar day following the expiration of the Consulting Company Lock-Up Period.

“Filing Deadline” means, (i) with respect to the 1st Closing Registration Statement, any date that is prior to the expiration of the 1st Closing Shares Lock-Up Period such that the 1st Closing Registration Statement shall become effective by the Effectiveness Deadline as provided herein, (ii) with respect to the 2nd Closing Registration Statement, the date that is no later than the 30th calendar day following the date hereof, and (iii) with respect to the Consulting Company Registration Statement, any time prior to the expiration of the Consulting Company Lock-Up Period such that the Consulting Company Registration Statement shall become effective by the Effectiveness Deadline as provided herein.

“Person” means a corporation, a limited liability company, an association, a partnership, an organization, a business, an individual, a governmental or political subdivision thereof or a governmental agency.

        Prospectus” means the prospectus included in a Registration Statement (including, without limitation, a prospectus that includes any information previously omitted from a prospectus filed as part of an effective registration statement in reliance upon Rule 430A or Rule 430B promulgated under the Securities Act), as amended or supplemented by any prospectus supplement, with respect to the terms of the offering of any portion of the Registrable Securities covered by a Registration Statement, and all other amendments and supplements to the Prospectus, including post-effective amendments, and all material incorporated by reference or deemed to be incorporated by reference in such Prospectus.

“Registrable Securities” means all of (i) the 1st Closing Subscribed Shares, (ii) 2nd Closing Subscribed Shares, (iii) Ordinary Shares issued or issuable upon exercise of the Warrants, and (iv) Ordinary Shares issued or issuable with respect to the Ordinary Shares described in the foregoing item (i) through (iii) as a result of any stock split, dividend or other distribution, recapitalization or similar event or otherwise (in each case without giving effect to any limitations on exercise set forth in the Convertible Debentures).

“Registration Statement” means a registration statement required to be filed hereunder, including (in each case) the Prospectus, amendments and supplements to such registration statement or Prospectus, including pre- and post-effective amendments, all exhibits thereto, and all material incorporated by reference or deemed to be incorporated by reference in such registration statement. For purpose of clarification, the term Registration Statement shall include the Registration Statement on Form F-3 (File No. 333-252688) effective February 12, 2021 (the “Existing F-3”), in the event any Prospectus, amendment or supplement to the Existing F-3 shall have been filed such that the Existing F-3 covers the resale of any Registrable Securities, in which case the filing of the Registration Statement referred to in this Agreement shall mean the filing of such Prospectus, amendment or supplement, as applicable, to the Existing F-3.

“Rule 415” and “Rule 424” means Rule 415 and Rule 424, respectively, promulgated by the U.S. Securities and Exchange Commission (the “SEC”) pursuant to the Securities Act, as such Rule may be amended from time to time, or any similar rule or regulation hereafter adopted by the SEC having substantially the same purpose and effect as such Rule.

“Ni Warrant Shares” means Ordinary Shares issued or issuable upon exercise of the Ni Warrants.

“Primary Market” means the Nasdaq Capital Market and any successor to any of the foregoing markets or exchanges.

“Trading Day” means a day on which the Ordinary Shares are quoted or traded on a Primary Market on which the shares are then quoted or listed; provided, that in the event that the Ordinary Shares are not listed or quoted, then Trading Day shall mean a Business Day.

2. REGISTRATION.

(a) The Company’s registration obligations set forth in this Section 2, including its obligations to file one or more Registration Statements, obtain effectiveness of such Registration Statements, and maintain the continuous effectiveness of such Registration Statements that have been declared effective, shall begin on the date hereof and continue until all the Registrable Securities have been sold or may permanently be sold without any restrictions pursuant to Rule 144, as determined by the counsel to the Company pursuant to a written opinion letter to such effect, addressed and reasonably acceptable to the Company’s transfer agent and the affected Holders (the “Registration Period”).

(b) Subject to the terms and conditions of this Agreement, the Company shall, on or prior to the Filing Deadline, prepare and file with the SEC a Registration Statement, which Registration Statement shall be on Form F-3, if eligible, covering the resale by the Holder of Registrable Securities. The Company shall use its commercially reasonable efforts to have each Registration Statement declared effective by the SEC as soon as practicable, but in no event later than the Effectiveness Deadline. Within two days following the date of effectiveness, the Company shall file with the SEC in accordance with Rule 424 the final Prospectus to be used in connection with sales pursuant to such Registration Statement. Prior to the filing of the Registration Statement with the SEC, the Company shall furnish a draft of the Registration Statement to the Holder for their review and comment in accordance with the procedures set forth in Section 3(a) hereof. The Holder shall furnish comments (if any) on the Registration Statement to the Company within three (3) Trading Days of the receipt thereof from the Company.

(c) During the Registration Period the Company shall (i) promptly prepare and file with the SEC such amendments (including post-effective amendments) and supplements to each Registration Statement and Prospectus used in connection with a Registration Statement, which Prospectus is to be filed pursuant to Rule 424, as may be necessary to keep each such Registration Statement effective at all times during the applicable times in the Registration Period, (ii) prepare and file with the SEC additional Registration Statements in order to register for resale under the Securities Act all of the Registrable Securities (to the extent not previously covered by a Registration Statement filed and declared effective in the applicable times in the Registration Period)); (iii) cause the Prospectus for each Registration Statement filed and declared effective in the applicable times in the Registration Period to be amended or supplemented by any required Prospectus supplement (subject to the terms of this Agreement), and as so supplemented or amended to be filed pursuant to Rule 424; (iv) respond as promptly as reasonably possible to any comments received from the SEC with respect to a Registration Statement or any amendment thereto and as promptly as reasonably possible provide the Holders true and complete copies of all correspondence from and to the SEC relating to a Registration Statement (provided that the Company may excise any information contained therein which would constitute material non-public information as to any Holder which has not executed a confidentiality agreement with the Company); and (v) comply with the provisions of the Securities Act with respect to the disposition of all Registrable Securities of the Company covered by each effective Registration Statement until such time as all of such Registrable Securities shall have been disposed of in accordance with the intended methods of disposition by the seller or sellers thereof as set forth in such Registration Statement. In the case of amendments and supplements to a Registration Statement which are required to be filed pursuant to this Agreement (including pursuant to this Section 2(c)) by reason of the Company’s filing a report on Form 20-F, or Form 6-K or any analogous report under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), the Company shall incorporate such report by reference into the Registration Statement, if applicable, or shall file such amendments or supplements with the SEC on the same day on which the Exchange Act report is filed which created the requirement for the Company to amend or supplement the Registration Statement.

(d) Reduction of Registrable Securities Included in a Registration Statement. Notwithstanding anything contained herein, in the event that the SEC requires the Company to reduce the number of Registrable Securities to be included in a Registration Statement in order to allow the Company to rely on Rule 415 with respect to a Registration Statement, then the Company shall be obligated to include in such Registration Statement (which may be a subsequent Registration Statement if the Company needs to withdraw a Registration Statement and refile a new Registration Statement in order to rely on Rule 415) only such limited portion of the Registrable Securities as the SEC shall permit. Any Registrable Securities that are excluded in accordance with the foregoing terms are hereinafter referred to as “Cut Back Securities”. To the extent Cut Back Securities exist with respect to the 2nd Closing Registration Statement, the Ni Warrant Shares may be cut back prior to any cut-back of any 2nd Closing Subscribed Shares and the Company shall include all such unregistered remaining Ni Warrant Shares in the immediate next Registration Statement filed by the Company with the SEC. Additionally, to the extent Cut Back Securities exist, as soon as may be permitted by the SEC, the Company shall be required to file a Registration Statement covering the resale of the Cut Back Securities (subject also to the terms of this Section) and shall use best efforts to cause such Registration Statement to be declared effective as promptly as practicable thereafter.

3. RELATED OBLIGATIONS.

(a) The Company shall, not less than three (3) Trading Days prior to the filing of each Registration Statement and not less than one (1) Trading Day prior to the filing of any related amendments and supplements to all Registration Statements (except for annual reports on Form 20-F), furnish to each Holder copies of all such documents proposed to be filed, which documents (other than those incorporated or deemed to be incorporated by reference) will be subject to the reasonable and prompt review of such Holders. The Company shall not file a Registration Statement or any such Prospectus or any amendments or supplements thereto to which the Holders shall reasonably object in good faith; provided that, the Company is notified of such objection in writing no later than two (2) Trading Days after the Holders have been so furnished copies of such document.

(b) To the extent required by applicable laws, the Company shall use its commercially reasonable efforts to (i) register and qualify the Registrable Securities covered by a Registration Statement under such other securities or “blue sky” laws of such jurisdictions in the United States as any Holder reasonably requests, (ii) prepare and file in those jurisdictions, such amendments (including post-effective amendments) and supplements to such registrations and qualifications as may be necessary to maintain the effectiveness thereof during the Registration Period, (iii) take such other actions as may be necessary to maintain such registrations and qualifications in effect at all times during the Registration Period, and (iv) take all other actions reasonably necessary or advisable to qualify the Registrable Securities for sale in such jurisdictions; provided, however, that the Company shall not be required in connection therewith or as a condition thereto to (w) make any change to its articles of incorporation or by-laws, (x) qualify to do business in any jurisdiction where it would not otherwise be required to qualify but for this Section 3(b), (y) subject itself to general taxation in any such jurisdiction, or (z) file a general consent to service of process in any such jurisdiction. The Company shall promptly notify each Holder who holds Registrable Securities of the receipt by the Company of any notification with respect to the suspension of the registration or qualification of any of the Registrable Securities for sale under the securities or “blue sky” laws of any jurisdiction in the United States or its receipt of actual notice of the initiation or threat of any proceeding for such purpose.

(c) As promptly as practicable after becoming aware of such event or development, the Company shall notify each Holder promptly in writing of (A) (i) the happening of any event as a result of which the Prospectus included in a Registration Statement, as then in effect, includes an untrue statement of a material fact or omission to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading (provided that in no event shall such notice contain any material, nonpublic information), and promptly prepare a supplement or amendment to such Registration Statement to correct such untrue statement or omission, and deliver a copy of such supplement or amendment to each Holder, (ii) any request by the SEC for amendments or supplements to a Registration Statement or related prospectus or related information, and (iii) the Company’s reasonable determination that a post-effective amendment to a Registration Statement would be appropriate, and when a Prospectus or any Prospectus supplement or post-effective amendment has been filed, and (B) when a Registration Statement or any post-effective amendment has become effective (notification of such effectiveness shall be delivered to each Holder by facsimile on the same day of such effectiveness).

(d) The Company shall use its commercially reasonable efforts to prevent the issuance of any stop order or other suspension of effectiveness of a Registration Statement, or the suspension of the qualification of any of the Registrable Securities for sale in any jurisdiction within the United States of America and, if such an order or suspension is issued, to obtain the withdrawal of such order or suspension at the earliest possible moment and to notify each Holder who holds Registrable Securities being sold of the issuance of such order and the resolution thereof or its receipt of actual notice of the initiation or threat of any proceeding for such purpose.

(e) If, after the execution of this Agreement, an Holder believes, after consultation with its legal counsel, that it could reasonably be deemed to be an underwriter of Registrable Securities, at the request of any Holder, the Company shall furnish to such Holder, on the date of the effectiveness of the Registration Statement and thereafter from time to time on such dates as an Holder may reasonably request (i) a letter, dated such date, from the Company’s independent certified public accountants in form and substance as is customarily given by independent certified public accountants to underwriters in an underwritten public offering, and (ii) an opinion, dated as of such date, of counsel representing the Company for purposes of such Registration Statement, in form, scope and substance as is customarily given in an underwritten public offering, addressed to the Holders. Upon the request of the documents discussed above pursuant to this Section 3(e), the Holder shall provide documents to the Company typically provided by an underwriter of its securities in form, scope and substance as is customarily given in an underwritten public offering, including an opinion of counsel representing the Holder for purposes of such Registration Statement, addressed to the Company.

(f) If, after the execution of this Agreement, an Holder believes, after consultation with its legal counsel, that it could reasonably be deemed to be an underwriter of Registrable Securities, at the request of any Holder, the Company shall make available for inspection by (i) any Holder and (ii) one (1) firm of accountants or other agents retained by the Holders (collectively, the “Inspectors”) all pertinent financial and other records, and pertinent corporate documents and properties of the Company (collectively, the “Records”), as shall be reasonably deemed necessary by each Inspector, and cause the Company’s officers, directors and employees to supply all information which any Inspector may reasonably request; provided, however, that each Inspector shall agree, and each Holder hereby agrees, to hold in strict confidence and shall not make any disclosure (except to an Holder) or use any Record or other information which the Company determines in good faith to be confidential, and of which determination the Inspectors are so notified, unless (a) the disclosure of such Records is necessary to avoid or correct a misstatement or omission in any Registration Statement or is otherwise required under the Securities Act, (b) the release of such Records is ordered pursuant to a final, non-appealable subpoena or order from a court or government body of competent jurisdiction, or (c) the information in such Records has been made generally available to the public other than by disclosure in violation of this or any other agreement of which the Inspector and the Holder has knowledge. Each Holder agrees that it shall, upon learning that disclosure of such Records is sought in or by a court or governmental body of competent jurisdiction or through other means, give prompt notice to the Company and allow the Company, at its expense, to undertake appropriate action to prevent disclosure of, or to obtain a protective order for, the Records deemed confidential.

(g) The Company shall hold in confidence and not make any disclosure of information concerning the Holder provided to the Company unless (i) disclosure of such information is necessary to comply with U.S. federal or state securities laws, (ii) the disclosure of such information is necessary to avoid or correct a misstatement or omission in any Registration Statement, (iii) the release of such information is ordered pursuant to a subpoena or other final, non-appealable order from a court or governmental body of competent jurisdiction, or (iv) such information has been made generally available to the public other than by disclosure in violation of this Agreement or any other agreement. The Company agrees that it shall, upon learning that disclosure of such information concerning a Holder is sought in or by a court or governmental body of competent jurisdiction or through other means, give prompt written notice to such Holder and allow such Holder, at the Holder’s expense, to undertake appropriate action to prevent disclosure of, or to obtain a protective order for, such information.

(h) The Company shall either cause all the Registrable Securities covered by a Registration Statement (i) to be listed on each securities exchange on which securities of the same class or series issued by the Company are then listed, if any, if the listing of such Registrable Securities is then permitted under the rules of such exchange or (ii) to be included for quotation on the Nasdaq Capital Markets for such Registrable Securities.

(i) The Company shall cooperate with each Holder who holds Registrable Securities being offered and, to the extent applicable, to facilitate the timely preparation and delivery of certificates (not bearing any restrictive legend) representing the Registrable Securities to be offered pursuant to a Registration Statement and enable such certificates to be in such denominations or amounts, as the case may be, as the Holders may reasonably request and registered in such names as the Holders may request. The Company shall pay all fees and expenses in connection with satisfying its obligation under this Section 3(i).

(j) The Company shall use its commercially reasonable efforts to cause the Registrable Securities covered by the applicable Registration Statement to be registered with or approved by such other governmental agencies or authorities as may be necessary to consummate the disposition of such Registrable Securities.

(k) The Company shall otherwise use its commercially reasonable efforts to comply with all applicable rules and regulations of the SEC in connection with any registration hereunder.

(l) Within two (2) business days after a Registration Statement which covers Registrable Securities is declared effective by the SEC, the Company shall deliver to the transfer agent for such Registrable Securities (with copies to the Holder whose Registrable Securities are included in such Registration Statement) confirmation that such Registration Statement has been declared effective by the SEC and no stop order suspending its effectiveness has been issued and the Registrable Securities are available for resale under the Securities Act pursuant to the Registration Statement in substantially the form attached hereto as Exhibit A.

(m) The Company shall take all other reasonable actions necessary to expedite and facilitate disposition by each Holder of Registrable Securities pursuant to a Registration Statement.

4. OBLIGATIONS OF THE HOLDERS.

(a) The Holder agrees that, upon receipt of any notice from the Company of the happening of any event of the kind described in Section 3(c)(A) such Holder will immediately discontinue disposition of Registrable Securities pursuant to any Registration Statement covering such Registrable Securities until the Holder’s receipt of the copies of the supplemented or amended prospectus contemplated by Section 3(c) or receipt of notice that no supplement or amendment is required. Notwithstanding anything to the contrary, the Company shall cause its transfer agent to deliver unlegended certificates for shares to a transferee of an Holder in accordance with the terms of the Securities Purchase Agreement or the Consulting Agreement, as applicable, in connection with any sale of Registrable Securities with respect to which an Holder has entered into a contract for sale prior to the Holder’s receipt of a notice from the Company of the happening of any event of the kind described in Section 3(c)(A) and for which the Holder has not yet settled.

(b) The Holder covenants and agrees that it will comply with the prospectus delivery requirements of the Securities Act as applicable to it or an exemption therefrom in connection with sales of Registrable Securities pursuant to the Registration Statement.

5. EXPENSES OF REGISTRATION.

All expenses incurred in connection with registrations, filings or qualifications pursuant to Sections 2 and 3, including, without limitation, all registration, listing and qualifications fees, printers, legal and accounting fees, except (i) legal fees of Holder’s counsel associated with the review of the Registration Statement and any comment letters issued by the SEC relating to such Registration Statement or (ii) fees incurred by any Inspectors associated with their review of Records as contemplated in Section 3(f), shall be paid by the Company.

6. INDEMNIFICATION.

With respect to Registrable Securities which are included in a Registration Statement under this Agreement:

(a) To the fullest extent permitted by law, the Company will, and hereby does, indemnify, hold harmless and defend the Holder, the directors, officers, partners, employees, and each Person, if any, who controls any Holder within the meaning of the Securities Act or the Exchange Act (each, a “Holder Indemnified Party” and collectively, the “Holder Indemnified Parties”), against any losses, claims, damages, liabilities, judgments, fines, penalties, charges, costs, reasonable attorneys’ fees, amounts paid in settlement or expenses, joint or several (collectively, “Claims”) incurred in investigating, preparing or defending any action, claim, suit, inquiry, proceeding, investigation or appeal taken from the foregoing by or before any court or governmental, administrative or other regulatory agency, body or the SEC, whether pending or threatened, whether or not an indemnified party is or may be a party thereto (“Indemnified Damages”), to which any of them may become subject insofar as such Claims (or actions or proceedings, whether commenced or threatened, in respect thereof) arise out of or are based upon: (i) any untrue statement or alleged untrue statement of a material fact in a Registration Statement or any post-effective amendment thereto or in any filing made in connection with the qualification of the offering under the securities or other “blue sky” laws of any jurisdiction in which Registrable Securities are offered (“Blue Sky Filing”), or the omission or alleged omission to state a material fact required to be stated therein or necessary to make the statements therein not misleading; (ii) any untrue statement or alleged untrue statement of a material fact contained in any final Prospectus (as amended or supplemented, if the Company files any amendment thereof or supplement thereto with the SEC) or the omission or alleged omission to state therein any material fact necessary to make the statements made therein, in light of the circumstances under which the statements therein were made, not misleading; or (iii) any violation or alleged violation by the Company of the Securities Act, the Exchange Act, any other law, including, without limitation, any state securities law, or any rule or regulation thereunder relating to the offer or sale of the Registrable Securities pursuant to a Registration Statement (the matters in the foregoing clauses (i) through (iii) being, collectively, “Violations”). The Company shall reimburse each Holder Indemnified Party promptly as such expenses are incurred and are due and payable, for any legal fees or disbursements or other reasonable expenses incurred by them in connection with investigating or defending any such Claim. Notwithstanding anything to the contrary contained herein, the indemnification agreement contained in this Section 6(a): (x) shall not apply to a Claim by a Holder Indemnified Party arising out of or based upon a Violation which occurs in reliance upon and in conformity with information furnished in writing to the Company by such Holder Indemnified Party expressly for use in connection with the preparation of the Registration Statement or any such amendment thereof or supplement or Prospectus related thereto; (y) shall not be available to a Holder Indemnified Party to the extent such Claim is based on a failure of such Holder Indemnified Party to deliver or to cause to be delivered the Prospectus made available by the Company, if such Prospectus was timely made available by the Company pursuant to Section 3(b); and (z) shall not apply to amounts paid in settlement of any Claim if such settlement is effected without the prior written consent of the Company, which consent shall not be unreasonably withheld. Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of a Holder Indemnified Party.

(b) In connection with a Registration Statement, each Holder agrees to severally and not jointly indemnify, hold harmless and defend, to the same extent and in the same manner as is set forth in Section 6(a), the Company, each of its directors, each of its officers, employees, representatives, or agents and each Person, if any, who controls the Company within the meaning of the Securities Act or the Exchange Act (each, a “Company Indemnified Party” and collectively, the “Company Indemnified Parties”; together with the Holder Indemnified Parties, each an “Indemnified Party” and collectively, the “Indemnified Parties”), against any Claim or Indemnified Damages to which any of them may become subject, under the Securities Act, the Exchange Act or otherwise, insofar as such Claim or Indemnified Damages arise out of or are based upon any Violation, in each case to the extent, and only to the extent, that such Violation occurs in reliance upon and in conformity with written information furnished to the Company by such Holder expressly permitted in writing for use in connection with such Registration Statement; and, subject to Section 6(d), such Holder will reimburse any legal or other expenses reasonably incurred by them in connection with investigating or defending any such Claim; provided, however, that the indemnity agreement contained in this Section 6(b) and the agreement with respect to contribution contained in Section 7 shall not apply to amounts paid in settlement of any Claim if such settlement is effected without the prior written consent of such Holder, which consent shall not be unreasonably withheld; provided, further, however, that the Holder shall be liable under this Section 6(b) for only that amount of a Claim or Indemnified Damages as does not exceed the net proceeds to such Holder as a result of the sale of Registrable Securities by such Holder pursuant to such Registration Statement. Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of such Company Indemnified Party. Notwithstanding anything to the contrary contained herein, the indemnification agreement contained in this Section 6(b) with respect to any prospectus shall not inure to the benefit of any Company Indemnified Party if the untrue statement or omission of material fact contained in the prospectus was corrected and such new prospectus was delivered to each Holder prior to such Holder’s use of the prospectus to which the Claim relates.

(c) Promptly after receipt by an Indemnified Party under this Section 6 of notice of the commencement of any action or proceeding (including any governmental action or proceeding) involving a Claim, such Indemnified Party shall, if a Claim in respect thereof is to be made against any indemnifying party under this Section 6, deliver to the indemnifying party a written notice of the commencement thereof, and the indemnifying party shall have the right to participate in, and, to the extent the indemnifying party so desires, jointly with any other indemnifying party similarly noticed, to assume control of the defense thereof with counsel mutually satisfactory to the indemnifying party and such Indemnified Party; provided, however, that an Indemnified Party shall have the right to retain its own counsel with the reasonable fees and expenses of not more than one (1) such counsel to be paid by the indemnifying party, if, in the reasonable opinion of counsel retained by the indemnifying party, the representation by such counsel of the Indemnified Party and the indemnifying party would be inappropriate due to actual or potential differing interests between such Indemnified Party and any other party represented by such counsel in such proceeding. Each applicable Indemnified Party shall cooperate fully with the indemnifying party in connection with any negotiation or defense of any such action or claim by the indemnifying party and shall furnish to the indemnifying party all information reasonably available to such Indemnified Party which relates to such action or claim. The indemnifying party shall keep such Indemnified Party o fully apprised at all times as to the status of the defense or any settlement negotiations with respect thereto. No indemnifying party shall be liable for any settlement of any action, claim or proceeding effected without its prior written consent; provided, however, that the indemnifying party shall not unreasonably withhold, delay or condition its consent. No indemnifying party shall, without the prior written consent of an Indemnified Party, consent to entry of any judgment or enter into any settlement or other compromise which does not include as an unconditional term thereof the giving by the claimant or plaintiff to such Indemnified Party of a release from all liability in respect to such claim or litigation. Following indemnification as provided for hereunder, the indemnifying party shall be subrogated to all rights of such Indemnified Party with respect to all third parties, firms or corporations relating to the matter for which indemnification has been made. The failure to deliver written notice to the indemnifying party within a reasonable time of the commencement of any such action shall not relieve such indemnifying party of any liability to an Indemnified Party under this Section 6, except to the extent that the indemnifying party is prejudiced in its ability to defend such action.

(d) The indemnification required by this Section 6 shall be made by periodic payments of the amount thereof during the course of the investigation or defense, as and when bills are received or Indemnified Damages are incurred.

(e) The indemnity agreements contained herein shall be in addition to (i) any cause of action or similar right of an Indemnified Party against the indemnifying party or others, and (ii) any liabilities the indemnifying party may be subject to pursuant to the law.

7. CONTRIBUTION.

To the extent any indemnification by an indemnifying party is prohibited or limited by law, the indemnifying party agrees to make the maximum contribution with respect to any amounts for which it would otherwise be liable under Section 6 to the fullest extent permitted by law; provided, however, that: (i) no seller of Registrable Securities guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any seller of Registrable Securities who was not guilty of fraudulent misrepresentation; and (ii) contribution by any seller of Registrable Securities shall be limited in amount to the net amount of proceeds received by such seller from the sale of such Registrable Securities.

8. REPORTS UNDER THE EXCHANGE ACT.

With a view to making available to the Holders the benefits of Rule 144 promulgated under the Securities Act or any similar rule or regulation of the SEC that may at any time permit the Holders to sell securities of the Company to the public without registration (“Rule 144”), and as a material inducement to the Holder’s purchase of the Convertible Debentures, the Company represents, warrants, and covenants to the following:

(a) The Company is subject to the reporting requirements of section 13 or 15(d) of the Exchange Act and has filed all required reports under section 13 or 15(d) of the Exchange Act during the 12 months prior to the date hereof (or for such shorter period that the issuer was required to file such reports), other than Form 6-K reports.

(b) During the Registration Period, the Company shall file with the SEC in a timely manner all required reports under section 13 or 15(d) of the Exchange Act (it being understood that nothing herein shall limit the Company’s obligations under the Securities Purchase Agreement and the Consulting Agreement, as applicable) and such reports shall conform to the requirements of the Exchange Act and the SEC for filing thereunder.

(c) The Company shall furnish to the Holder so long as such Holder owns Registrable Securities, promptly upon request, (i) a written statement by the Company that it has complied with the reporting requirements of Rule 144, (ii) a copy of the most recent annual report of the Company and such other reports and documents so filed by the Company, and (iii) such other information as may be reasonably requested to permit the Holders to sell such securities pursuant to Rule 144 without registration.

9. AMENDMENT OF REGISTRATION RIGHTS.

Provisions of this Agreement may be amended and the observance thereof may be waived (either generally or in a particular instance and either retroactively or prospectively), only with the written consent of the Company and the Holder whose rights hereunder shall be affected by the proposed amendments or waivers. No consideration shall be offered or paid to any Person to amend or consent to a waiver or modification of any provision of this Agreement unless the same consideration also is offered to all of the parties to this Agreement.

10. MISCELLANEOUS.

(a) A Person is deemed to be a holder of Registrable Securities whenever such Person owns such Registrable Securities. If the Company receives conflicting instructions, notices or elections from two (2) or more Persons with respect to the same Registrable Securities, the Company shall act upon the basis of instructions, notice or election received from the registered owner of such Registrable Securities.

(b)  Intentionally omitted.

(c) Any notices, consents, waivers or other communications required or permitted to be given under the terms of this Agreement must be in writing and will be deemed to have been delivered: (i) upon receipt, when delivered personally; (ii) upon receipt, when sent by email (provided confirmation of transmission is electronically generated and kept on file by the sending party); or (iii) one (1) business day after deposit with a nationally recognized overnight delivery service, in each case properly addressed to the party to receive the same. The addresses and email for such communications shall be:

If to the Company, to:

DRAGON VICTORY INTERNATIONAL LIMITED

Room 1803, Yintai International Building

Kejiguan Road, Binjiang District, Hangzhou, Zhejiang Province

China

Attention: Amanda Yang

Telephone: [*]

Email: [*]

With Copy to (which does not constitute notice):

Hunter Taubman Fischer & Li LLC

800 Third Avenue, Suite 2800

New York, NY 10022

Attention: Ying Li, Esq.

Telephone: [*]

Email: [*]

If to the 1st Closing Purchaser, to

LSQ Investment Fund SPC-Disruptive Opportunity Fund II SP

Suite 1508,15/F of Central Plaza,18 Harbour Road, Hong Kong

Attention: Adrian Wang

Telephone: [*]

Email: [*]

Also to

the Sub-Investment Manager at KBR Fund Management Limited

6/F, Skyway Centre, 23 Queen's Road West,

Sheung Wan, Hong Kong

Attention: Bob Chan

Telephone: [*]

Email: [*]

With a copy to:

King & Wood Mallesons LLP

500 5th Ave., 50th Floor

New York, New York 10022

Attention: Laura Hua Luo Hemmann, Esq.

Telephone: [*]

If to a Holder (other than the 1st Closing Purchaser), to:

If to Mr. Ni, to

Attention: NI MING

Address: [*]

Telephone: [*]

Email: [*]

If to the Consulting Company, to

Natural Selection Capital Holdings Limited, a Cayman company

Suite 1508, 15/F of Central Plaza,18 Harbour Road, Hong Kong

Attention: Adrian Wang

Telephone: [*]

Email: [*]

If to a 2nd Closing Purchaser, to:

The address and other contact information described under the signature block of such 2nd Closing Purchaser

The address and other contact information described under the signature block of such Holder or to such other address and/or email and/or to the attention of such other person as the recipient party has specified by written notice given to each other party five (5) days prior to the effectiveness of such change. Written confirmation of receipt (A) given by the recipient of such notice, consent, waiver or other communication, (B) electronically generated by the sender’s email service provider containing the time, date, and recipient email or (C) provided by a courier or overnight courier service shall be rebuttable evidence of personal service, receipt by e-mail or receipt from a nationally recognized overnight delivery service in accordance with clause (i), (ii) or (iii) above, respectively.

(d) Failure of any party to exercise any right or remedy under this Agreement or otherwise, or delay by a party in exercising such right or remedy, shall not operate as a waiver thereof.

(e) The laws of New York shall govern all issues concerning the relative rights of the Company and the Holders as its shareholders. All other questions concerning the construction, validity, enforcement and interpretation of this Agreement shall be governed by the internal laws of the State of New York, without giving effect to any choice of law or conflict of law provision or rule (whether of the State of New York or any other jurisdiction) that would cause the application of the laws of any jurisdiction other than the State of New York. Each party hereby irrevocably submits to the non-exclusive jurisdiction of the Supreme Court of the State of New York, sitting in New York County, New York and federal courts for the Southern District of New York sitting in New York, New York, for the adjudication of any dispute hereunder or in connection herewith or with any transaction contemplated hereby or discussed herein, and hereby irrevocably waives, and agrees not to assert in any suit, action or proceeding, any claim that it is not personally subject to the jurisdiction of any such court, that such suit, action or proceeding is brought in an inconvenient forum or that the venue of such suit, action or proceeding is improper. Each party hereby irrevocably waives personal service of process and consents to process being served in any such suit, action or proceeding by mailing a copy thereof to such party at the address for such notices to it under this Agreement and agrees that such service shall constitute good and sufficient service of process and notice thereof. Nothing contained herein shall be deemed to limit in any way any right to serve process in any manner permitted by law. If any provision of this Agreement shall be invalid or unenforceable in any jurisdiction, such invalidity or unenforceability shall not affect the validity or enforceability of the remainder of this Agreement in that jurisdiction or the validity or enforceability of any provision of this Agreement in any other jurisdiction. EACH PARTY HEREBY IRREVOCABLY WAIVES ANY RIGHT IT MAY HAVE, AND AGREES NOT TO REQUEST, A JURY TRIAL FOR THE ADJUDICATION OF ANY DISPUTE HEREUNDER OR IN CONNECTION HEREWITH OR ARISING OUT OF THIS AGREEMENT OR ANY TRANSACTION CONTEMPLATED HEREBY.

(f) This Agreement shall inure to the benefit of and be binding upon the permitted successors and assigns of each of the parties hereto.

(g) The headings in this Agreement are for convenience of reference only and shall not limit or otherwise affect the meaning hereof.

(h) This Agreement may be executed in identical counterparts, each of which shall be deemed an original but all of which shall constitute one and the same agreement. This Agreement, once executed by a party, may be delivered to the other party hereto as an attachment to an email of a copy of this Agreement bearing the signature of the party so delivering this Agreement.

(i) Each party shall do and perform, or cause to be done and performed, all such further acts and things, and shall execute and deliver all such other agreements, certificates, instruments and documents, as the other party may reasonably request in order to carry out the intent and accomplish the purposes of this Agreement and the consummation of the transactions contemplated hereby.

(j) The language used in this Agreement will be deemed to be the language chosen by the parties to express their mutual intent and no rules of strict construction will be applied against any party.

(k) This Agreement is intended for the benefit of the parties hereto and their respective permitted successors and assigns, and is not for the benefit of, nor may any provision hereof be enforced by, any other Person.

[REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

IN WITNESS WHEREOF, the Holder and the Company have caused their respective signature page to this Registration Rights Agreement to be duly executed as of the date first above written.

THE COMPANY:

DRAGON VICTORY INTERNATIONAL LIMITED

By	/s/ Liu Limin
Name:	Liu Limin
Title:	Chairman & CEO

Signature Page to REGISTRATION RIGHTS AGREEMENT

IN WITNESS WHEREOF, the Holder and the Company have caused their respective signature page to this Registration Rights Agreement to be duly executed as of the date first above written.

HOLDER:

1st CLOSING PURCHASER:

LSQ Investment Fund SPC, a Cayman Islands Segregated Portfolio Company, for and on behalf of Disruptive Opportunity Fund II SP

By	/s/ Wang Bingzhong
Name:	Wang Bingzhong
Title:	Director
Date:

Sub-Investment Manager at KBR Fund Management Limited, in its capacity as sub-investment manager of LSQ Investment Fund SPC-Disruptive Opportunity Fund II SP

By	/s/ Chan Yau Ching Bob
Name:	Chan Yau Ching Bob
Title:	Director
Date:

Signature Page to REGISTRATION RIGHTS AGREEMENT

IN WITNESS WHEREOF, the Holder and the Company have caused their respective signature page to this Registration Rights Agreement to be duly executed as of the date first above written.

Holder:

2nd CLOSING PURCHASER:

Elephas Global Master Fund

By	/s/ Li Yiwen
Name:	Li Yiwen
Title:	Director
Address:	[*]
Telephone:	[*]
Email:	[*]

Jiayi Huang

By	/s/ Jiayi Huang
Name:	Jiayi Huang
Title:
Address:	[*]
Telephone:	[*]
Email:	[*]

Signature Page to REGISTRATION RIGHTS AGREEMENT

IN WITNESS WHEREOF, the Holder and the Company have caused their respective signature page to this Registration Rights Agreement to be duly executed as of the date first above written.

Holder:

Consulting Company:

Natural Selection Capital Holdings Limited, a Cayman company

By	/s/ Wang Bingzhong
Name:	Wang Bingzhong
Title:	Director
Date:

Ni Ming

By	/s/ Ni Ming
Name:	Ni Ming
Title:
Date:

Signature Page to REGISTRATION RIGHTS AGREEMENT

EXHIBIT A

FORM OF NOTICE OF EFFECTIVENESS
OF REGISTRATION STATEMENT

Attention:

Re:	DRAGON VICTORY INTERNATIONAL LIMITED

Ladies and Gentlemen:

We are U.S. securities counsel to DRAGON VICTORY INTERNATIONAL LIMITED, an exempted company with limited liability, organized and existing under the laws of the Cayman Islands company (the “Company”), and have represented the Company in connection with that certain (i) Securities Purchase Agreement (the “Securities Purchase Agreement”) entered into by and among the Company and certain purchasers named therein (the “Purchaser Holder”), pursuant to which the Company issued to the Purchaser Holders []ordinary shares of the Company, par value $0.001 per share (“Ordinary Shares”), and (ii) the Consulting and Warrant Issuance Agreement (the “Consulting Agreement”) entered into by and among the Company and certain consultants (the “Consultants”), pursuant to which the Company issued to the Consultants certain Tranche I, Tranche II, Tranche III, Tranche IV, the Consulting Company Warrants and the Ni Warrants (each as defined in the Consulting Agreement, collectively, the “Warrants”), which are exercisable into the Company’s Ordinary Shares (as exercised, the “Warrant Shares”). Pursuant to the Securities Purchase Agreement and the Consulting Agreement, the Company also has entered into a Registration Rights Agreement with the Purchaser Holders and the Consultants (the “Registration Rights Agreement”), pursuant to which the Company agreed, among other things, to register the Registrable Securities (as defined in the Registration Rights Agreement) under the Securities Act of 1933, as amended (the “Securities Act”). In connection with the Company’s obligations under the Registration Rights Agreement, on ____________ ____, the Company filed a Registration Statement on Form ________ (File No. 333-_____________) (the “Registration Statement”) with the Securities and Exchange Commission (the “SEC”) relating to the Registrable Securities which names each of the Holders as a selling shareholder thereunder.

In connection with the foregoing, we advise you that a member of the SEC’s staff has advised us by telephone that the SEC has entered an order declaring the Registration Statement effective under the Securities Act at [ENTER TIME OF EFFECTIVENESS] on [ENTER DATE OF EFFECTIVENESS] and to our knowledge based solely on a review of the portion of the SEC website pertaining to stop orders available at http://www.sec.gov/litigation/stoporders.shtml, no stop order suspending its effectiveness has been issued and the Registrable Securities are available for resale under the Securities Act pursuant to the Registration Statement.

Very truly yours,

cc: [LIST NAMES OF HOLDERS and the consultants]

EXHIBIT A FORM OF NOTICE OF EFFECTIVENESS OF REGISTRATION STATEMENT